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                      AMENDMENT TO MASTER CUSTODY AGREEMENT


Effective July 1, 2005, the Bank of New York and each Investment Company listed on the attached, amended Exhibit A for themselves and each series listed on the attached, amended Exhibit A (the "Investment Companies") hereby amend the Master Custody Agreement dated February 16, 1996 and further amended by amendments dated May 7, 1997, February 27, 1998 and May 16, 2001 and by an Amended and Restated Foreign Custody Manager Agreement dated May 16, 2001 (the "Agreement"), pursuant to section 14.11 of the Agreement, by replacing Exhibit A to the Agreement with the attached, amended Exhibit A.



Investment Companies                            Bank of New York



By:/s/DAVID P. GOSS                            By:/s/EDWARD G. MCGANN
   ------------------------                        ------------------------

Name: David P. Goss                            Name: Edward G. McGann
     ----------------------                         -----------------------

Title: Vice President and Assistant            Title: Managing Director
        Secretary                                    ----------------------
      ----------------------------







                            MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated February 16, 1996.


INVESTMENT COMPANY                      ORGANIZATION                    SERIES - (IF APPLICABLE)
---------------------------------------------------------------------------------------------------
Adjustable Rate Securities Portfolios   Delaware Statutory Trust        U.S. Government Adjustable
                                                                        Rate Mortgage Portfolio

Franklin California Tax-Free Income     Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust      Massachusetts Business          Franklin California Insured
                                        Trust                            Tax-Free Income Fund
                                                                        Franklin California Intermediated-
                                                                         Term Tax-Free Income Fund
                                                                        Franklin California Limited-Term
                                                                         Tax-Free Income Fund
                                                                        Franklin California Tax-Exempt
                                                                         Money Fund

Franklin Capital Growth Fund            Delaware Statutory Trust

Franklin Custodian Funds, Inc.          Maryland Corporation            Franklin Dynatech Fund
                                                                        Franklin Growth Fund
                                                                        Franklin Income Fund
                                                                        Franklin U.S. Government Securities
                                                                         Fund
                                                                        Franklin Utilities Fund

Franklin Federal Money Fund             California Corporation

Franklin Federal Tax-Free               California Corporation
 Income Fund


Franklin Floating Rate Master Trust     Delaware Statutory Trust        Frankiln Floating Rate Master Series

Franklin Global Trust                   Delaware Statutory Trust        Fiduciary Core Fixed Income Fund
                                                                        Fiduciary Core Plus Fixed Income Fund
                                                                        Fiduciary European Smaller Companies Fund
                                                                        Fiduciary High Income Fund
                                                                        Fiduciary Large Capitalization Growth and
                                                                         Income Fund
                                                                        Fiduciary Small Capitalization Growth and
                                                                         Income Fund
                                                                        Franklin International Smaller Companies
                                                                         Growth Fund

Franklin Gold and Precious Metals       Delaware Statutory Trust
  Fund

Franklin High Income Trust              Delaware Statutory Trust        AGE High Income Fund

Franklin Investors Securities Trust     Massachusetts Business          Franklin Adjustable U.S. Government Securities
                                        Trust                            Fund
                                                                        Franklin Convertible Securities Fund
                                                                        Franklin Equity Income Fund
                                                                        Franklin Floating Rate Daily Access Fund
                                                                        Franklin Limited Maturity U.S. Govt
                                                                         Securities Fund
                                                                        Franklin Low Duration Total Return Fund
                                                                        Franklin Real Return Fund
                                                                        Franklin Total Return Fund

Franklin Managed Trust                  Delaware Statutory Trust        Franklin Rising Dividend Fund

Franklin Money Fund                     California Corporation

Franklin Municipal Securities Trust     Delaware Statutory Trust        Franklin California High Yield Municipal Fund
                                                                        Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund Inc.        Maryland Corporation            Mutual Beacon Fund
                                                                        Mutual Discovery Fund
                                                                        Mutual European Fund
                                                                        Mutual Financial Services Fund
                                                                        Mutual Qualified Fund
                                                                        Mutual Shares Fund

Franklin New York Tax-Free Trust        Massachusetts Business          Franklin New York Insured Tax-Free Fund
                                        Trust                           Franklin New York Intermediate-Term
                                                                         Tax-Free Income Fund
                                                                        Franklin New York Limited-Term Tax-Free
                                                                         Income Fund
                                                                        Franklin New York Tax-Exempt Money Fund

Franklin Real Estate Securities Trust   Delaware Statutory Trust        Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio   Delaware Statutory Trust

Franklin Strategic Series               Delaware Statutory Trust        Franklin Aggressive Growth Fund
                                                                        Franklin Biotechnology Discovery Fund
                                                                        Franklin Blue Chip Fund
                                                                        Franklin Flex Cap Growth Fund
                                                                        Franklin Global Communications Fund
                                                                        Franklin Global Health Care Fund
                                                                        Franklin Natural Resources Fund
                                                                        Franklin Small-Mid Cap Growth Fund
                                                                        Franklin Small Cap Growth Fund II
                                                                        Franklin Strategic Income Fund
                                                                        Franklin Technolgy Fund
                                                                        Franklin U.S. Long-Short Fund

Franklin Tax-Exempt Money Fund          California Corporation

Franklin Tax-Free Trust                 Massachusetts Business          Franklin Alabama Tax-Free Income Fund
                                        Trust                           Franklin Arizona Tax-Free Income Fund
                                                                        Franklin Colorado Tax-Free Income Fund
                                                                        Franklin Connecticut Tax-Free Income Fund
                                                                        Franklin Double Tax-Free Income Fund
                                                                        Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                                        Franklin Federal Limited-Term Tax-Free Income Fund
                                                                        Franklin Florida Insured Tax-Free Income Fund
                                                                        Franklin Florida Tax-Free Income Fund
                                                                        Franklin Georgia Tax-Free Income Fund
                                                                        Franklin High Yield Tax-Free Income Fund
                                                                        Franklin Insured Tax-Free Income Fund
                                                                        Franklin Kentucky Tax-Free Income Fund
                                                                        Franklin Louisiana Tax-Free Income Fund
                                                                        Franklin Maryland Tax-Free Income Fund
                                                                        Franklin Massachusetts Insured Tax-Free Income Fund
                                                                        Franklin Michigan Insured Tax-Free Income Fund
                                                                        Franklin Missouri Tax-Free Income Fund
                                                                        Franklin New Jersey Tax-Free Income Fund
                                                                        Franklin North Carolina Tax-Free Income Fund
                                                                        Franklin Ohio Insured Tax-Free Income Fund
                                                                        Franklin Orgeon Tax-Free Income Fund
                                                                        Franklin Pennsylvania Tax-Free Income Fund
                                                                        Franklin Virginia Tax-Free Income Fund

Franklin Templeton Fund Allocator       Delaware Statutory Trust        Franklin Templeton Conservative Target Fund
Series                                                                  Franklin Templeton Corefolio Allocation Fund
                                                                        Franklin Templeton Founding Funds Allocation Fund
                                                                        Franklin Templeton Growth Target Fund
                                                                        Franklin Templeton Moderate Target Fund
                                                                        Franklin Templeton Perspectives Allocation Fund

Franklin Templeton Money Fund Trust     Delaware Statutory Trust        Franklin Templeton Money Fund

Franklin Templeton Variable Insurance   Massachusetts Business          Franklin Flex Cap Growth Securities Fund
Products Trust                          Trust                           Franklin Global Communications Securities Fund
                                                                        Franklin Growth and Income Securities Fund
                                                                        Franklin High Income Fund
                                                                        Franklin Income Securities Fund
                                                                        Franklin Large Cap Growth Securities Fund
                                                                        Franklin Large Cap Value Securities Fund
                                                                        Franklin Money Market Fundd
                                                                        Franklin Reak Estate Fund
                                                                        Franklin Rising Dividends Securities Fund
                                                                        Franklin Small-Mid Cap Growth Securities Fund
                                                                        Franklin Small Cap Value Securities Fund
                                                                        Franklin Strategic Income Securities Fund
                                                                        Franklin U.S. Government Fund
                                                                        Franklin Zero Coupon Fund - 2005
                                                                        Franklin Zero Coupon Fund - 2010d
                                                                        Mutual Discovery Securities Fund
                                                                        Mutual Shares Securities Fund
                                                                        Templeton Global Income Securities Fund

Franklin Value Investors Trust          Massachusetts Business          Franklin Balance Sheet Investment Fund
                                        Trust                           Franklin Large Cap Value Fund
                                                                        Franklin MicroCap Value Fund
                                                                        Franklin MidCap Value Fund
                                                                        Franklin Small Cap Value Fund

Institutional Fiduciary Trust           Massachusetts Business          Franklin Cash Reserves Fund
                                        Trust                           Money Market Portfolio
                                                                        Franklin Structured Large Cap Core Equity Fund
                                                                        Franklin Structured Large Cap Growth Equity Fund

The Money Market Portfolios             Delaware Business Trust         The Money Market Portfolio
                                                                        The U.S. Government Securities Money Market Portfolio

Templeton Global Investment Trust       Delaware Business Trust         Templeton Income Fund

CLOSED-END FUNDS:

Franklin Multi-Income Trust             Massachusetts Business Trust

Franklin Templeton High Yied Trust      Delaware Statutory Trust
(not yet offered)

Franklin Templeton Limited Duration     Delaware Statutory Trust
Income Trust

Franklin Universal Trust                Massachusetts Business Trust
